EXHIBIT 32


        CERTIFICATION OF PERIODIC FINANCIAL REPORT BY THE CHIEF EXECUTIVE
       OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Medical Nutrition USA, Inc, (the "Company'), hereby certify, to the best of our knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended July 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: September 14, 2004                               /s/ FRANCIS A. NEWMAN
                                                       -------------------------
                                                       Francis A. Newman
                                                       Chief Executive Officer



Date: September 14, 2004                               /s/ ARNOLD M. GANS
                                                       -------------------------
                                                       Amold M. Gans
                                                       President and
                                                         Chief Financial Officer

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